To Whom It May Concern:

Avenue 365 Lender Services (“Avenue 365”) was engaged by Towd Point Asset Depositor LLC as diligence agent to order and review title reports for a population of 5,237 mortgage loans.  For a population of 1,633 mortgage loans, Avenue 365 was engaged to review diligence materials provided to the client by a 3rd party (Stewart Lender Services) at Acquisition.  With respect to these 6,870 mortgage loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the title reports, the subject mortgage is in 1st lien position, with the exception of:

a.	10 mortgage loans for which the expected lien position is 2nd, one reported as 4th lien position, for which a clean title policy insuring in 2nd lien position was issued.

b.	814 mortgage loans for which a clean title policy was issued which did not take exception to the prior liens/judgments.

c.
154 mortgage loans for which potentially superior post origination liens/judgments were found of record.  For those mortgage loans, the total amount of such potentially superior post origination liens/judgments is $205,802.64.

d.
37 mortgage loans for which a clean title policy was issued which did not take exception to the prior liens/judgments, but potentially superior post origination liens/judgments were found of record.  For those mortgage loans, the total amount of such potentially superior post origination liens/judgments is $53,187.67.

Thank You,

Avenue 365 Lender Services